SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

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    240.14a-12

                             USAA Investment Trust
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
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IMPORTANT INFORMATION FOR SHAREHOLDERS IN THE BALANCED STRATEGY FUND, CORNERSTONE STRATEGY FUND, EMERGING MARKETS FUND, GNMA TRUST, GOLD FUND, GROWTH AND TAX STRATEGY FUND, GROWTH STRATEGY FUND, INCOME STRATEGY FUND, INTERNATIONAL FUND, TREASURY MONEY MARKET TRUST, AND WORLD GROWTH FUND

August 19, 1999

USAA EAGLE LOGO
USAA Investment Trust
9800 Fredericksburg Road
San Antonio, Texas 78288

This document contains your proxy statement and proxy card. This proxy card is, in essence, a ballot to vote the shares you own in one or more of the listed mutual funds. When you complete, sign, and mail your proxy card, it tells us how to vote on your behalf on important issues relating to your funds, and we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations found on page 5.

If you prefer, instead of mailing the enclosed proxy card, you can cast your vote through the Internet by going to www.proxyvote.com. You may also cast your vote by calling 1-800-690-6903 or in person at the shareholder meeting. We encourage you to vote by Internet or telephone, using the 12-digit "control number" that appears on your proxy card. Voting by these methods minimizes the Funds' costs of solicitation (no return-mail postage).

We urge you to spend some time reviewing this proxy statement. Please promptly cast your vote, whether by mail, Internet, telephone, or attending the shareholder meeting in person. When shareholders don't vote in sufficient numbers, the funds must incur the additional expense of follow-up solicitation, which hurts your funds' performance. If you have any questions on these materials, please contact us at 1-800-563-4957.

                                TABLE OF CONTENTS

         A Message from the President.............................    3
         Notice of Meeting of Shareholders .......................    4
         Proxy Statement..........................................    5
         Board of Trustees' Recommendations.......................    5
         Further Information About Voting
              and the Shareholder Meeting.........................   14
         Further Information About Your Funds.....................   15

         PROXY CARD ENCLOSED

                          A MESSAGE FROM THE PRESIDENT

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your funds. While you are, of course, welcome to join us at your funds' meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by voting on the Internet at www.proxyvote.com, or by calling our special toll-free number, 1-800-690-6903. We are asking for your vote on the following matters:

   I.  Election of Board of Trustees of USAA Investment Trust (Trust); and

  II. Ratification of the selection of KPMG LLP by the Board of Trustees to serve as the independent auditors of the Funds.

Although we would like very much to have each shareholder attend the shareholder meeting, we realize this is not always possible. Whether or not you plan to be present, we need your vote. For your convenience you may also cast your vote on the Internet, or by calling a toll-free number, or by mailing the completed and signed enclosed proxy card (a postage-paid envelope has been enclosed for this purpose). However you choose to cast your vote, we urge you to do so in a timely manner.

You may also receive a telephone call from either an IMCO member service representative or a representative from D.F. King & Co., Inc. encouraging you to return your proxy. D.F. King & Co., Inc. is a proxy solicitation firm that has been retained to assist your funds in obtaining sufficient votes for a quorum at the shareholder meeting by calling and encouraging those shareholders who have not returned their proxies to do so.

Please do not set this proxy aside for another time. When shareholders don't promptly cast their votes, their funds may have to incur the additional expense of follow-up communications. All shareholders benefit from timely voting.

Your vote is important to us. We appreciate the time and consideration that I'm confident you will give this matter. If you have any comments or questions about any of the proposals, please contact us at 1-800-563-4957.

                                            Sincerely yours,

                                            /S/ MICHAEL J.C. ROTH
                                            --------------------------
                                            Michael J. C. Roth, CFA
                                            PRESIDENT AND
                                            VICE CHAIRMAN OF THE BOARD

USAA                          USAA INVESTMENT TRUST
EAGLE
LOGO                        9800 Fredericksburg Road
                            San Antonio, Texas 78288

                        Notice of Meeting of Shareholders

                           TO BE HELD OCTOBER 15, 1999

This is the formal agenda for the shareholder meeting (Shareholder Meeting) of the following eleven mutual funds: Balanced Strategy Fund, Cornerstone Strategy Fund, Emerging Markets Fund, GNMA Trust, Gold Fund, Growth and Tax Strategy Fund, Growth Strategy Fund, Income Strategy Fund, International Fund, Treasury Money Market Trust, and World Growth Fund (collectively, the Funds or Fund). USAA Investment Trust (Trust) is a Massachusetts business trust that offers shares in these eleven no-load mutual funds.

This Notice of Meeting tells you what matters will be voted on and the time and place of the Shareholder Meeting, if you plan to attend in person.

A Shareholder Meeting of the Trust will be held on Friday, October 15, 1999, at 2 p.m., Central Standard Time, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, to consider the following matters:

   I. Election of the Trust's Board of Trustees. See page 6.

  II. Ratification of the selection of KPMG LLP by the Board of Trustees to serve as the independent auditors of the Funds. See page 13.

                                            By Order of the Board of Trustees


                                            Michael D. Wagner
                                            Secretary

San Antonio, Texas
August 19, 1999

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WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE, OR VOTE ON THE INTERNET AT www.proxyvote.com, OR CALL OUR SPECIAL TOLL-FREE NUMBER, 1-800-690-6903 SO YOU WILL BE REPRESENTED AT THE MEETING.
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                                PROXY STATEMENT

This document will give you the information you need to vote on the matters listed on the previous page. Much of the information in this Proxy Statement is required under the rules and regulations of the Securities and Exchange Commission (SEC) and, is, therefore, quite detailed. If there is anything you don't understand, please contact us at 1-800-563-4957.

*    WHO IS ASKING FOR MY VOTE?

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ISSUING SHARES OF THE FOLLOWING FUNDS: BALANCED STRATEGY FUND, CORNERSTONE STRATEGY FUND, EMERGING MARKETS FUND, GNMA TRUST, GOLD FUND, GROWTH AND TAX STRATEGY FUND, GROWTH STRATEGY FUND, INCOME STRATEGY FUND,
     INTERNATIONAL FUND, TREASURY MONEY MARKET TRUST, AND WORLD GROWTH FUND (EACH, A FUND OR COLLECTIVELY, THE FUNDS). How you vote, whether by mail, Internet, telephone, or in person, will be used at the Shareholder
     Meeting, and if the Shareholder Meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

*    WHAT ARE THE DIFFERENT WAYS I CAN CAST MY VOTE?

     As a shareholder, you may vote in one of four ways. First, you may vote in person by attending the Shareholder Meeting. Second, you may vote by sending us a completed and executed proxy card. The proxy card has been included with this Proxy Statement, along with a postage-paid envelope for your convenience in mailing us your proxy card. Third, you may cast your vote through the Internet at www.proxyvote.com. Finally, you may also cast your vote by calling our special toll-free number, 1-800-690-6903. If you do not anticipate attending the meeting in person, we encourage you to vote by Internet or telephone to minimize the costs of solicitation.

* HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON THESE PROPOSALS?

     The Board of Trustees recommends that you vote:

     I. FOR the election of all nominees for election to the Trust's Board of Trustees; and

     II. FOR the selection of KPMG LLP to serve as the independent auditors of the Funds.

*    WHO IS ELIGIBLE TO VOTE?

     All shareholders of the Funds as of the Record Date (close of business on August 19, 1999) are entitled to vote on the proposals listed above at the Shareholder Meeting, or any adjournment thereof. As of August 4, 1999, there were 7,229,541 shares of the Balanced Strategy Fund, 47,345,849 shares of the Cornerstone Strategy Fund, 31,072,056 shares of the Emerging Markets Fund, 49,647,698 shares of the GNMA Trust, 15,769,177 shares of the Gold Fund, 15,254,636 shares of the Growth and Tax Strategy Fund, 18,584,965 shares of the Growth Strategy Fund, 5,936,763 shares of the Income Strategy Fund, 25,287,892 shares of the International Fund, 143,803,509 shares of the Treasury Money Market Trust, and 18,461,025 shares of the World Growth Fund issued and outstanding. The Notice of Meeting, the proxy card, and the Proxy Statement have been mailed to shareholders of record on or about August 19, 1999.

     Each share is entitled to one vote (with proportionate voting for fractional shares). Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted "FOR" each of the proposals. If any other business is brought before the Shareholder Meeting, your shares will be voted as determined by the discretion of the proxies.

                                   PROPOSAL I

                          ELECTION OF BOARD OF TRUSTEES

*    WHO ARE THE NOMINEES FOR THE BOARD OF TRUSTEEs?

^    Robert G. Davis*
     9800 Fredericksburg Road
     San Antonio, Texas 78288

     Mr. Davis, age 52, is President and Chief Operating Officer of United Services Automobile Association (USAA) (6/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12-96); Special Assistant to Chairman, USAA (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus (8/91-12/95). Mr. Davis serves as a Trustee/Director and Chairman of the Boards of Trustees/Directors of each of the remaining funds within the USAA Family of Funds; Director and Chairman of the Boards of

     Directors of USAA Investment Management Company (IMCO), USAA Shareholder Account Services, USAA Federal Savings Bank, and USAA Real Estate Company.

^    Michael J. C. Roth*
     9800 Fredericksburg Road
     San Antonio, Texas 78288

     Mr.  Roth,  age 57,  is Chief  Executive  Officer,  IMCO  (10/93-present);
     President, Director, and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Trustee/Director, and Vice Chairman of the Boards of Trustees/Directors of each of the remaining Funds within the USAA Family of Funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; Trustee and Vice Chairman of USAA Life Investment Trust.

^    David G. Peebles*
     9800 Fredericksburg Road
     San Antonio, Texas 78288

     Mr. Peebles, age 59, is Senior Vice President, Equity Investments, IMCO (11/98-present); Vice President, Equity Investments, IMCO (2/88-11/98).

^    Barbara B. Dreeben
     200 Patterson, #1008
     San Antonio, Texas 78209

     Mrs. Dreeben, age 54, is President, Postal Addvantage (7/92-present); Consultant, Nancy Harkins Stationer (8/91-12/95). Mrs. Dreeben serves as a Trustee/Director of each of the remaining Funds within the USAA Family of Funds.

^    Robert L. Mason, Ph.D.
     12823 Queens Forest
     San Antonio, Texas 78230

     Dr. Mason, age 53, is Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98). Dr. Mason serves as a Trustee/Director of each of the remaining Funds within the USAA Family of Funds.

^    Michael F. Reimherr
     128 East Arrowhead
     San Antonio, Texas 78228

     Mr. Reimherr, age 53, is President of Reimherr Business Consulting (5/95-present). Mr. Reimherr previously served as President of Twang Candy Company (5/91-5/94).

^    Richard A. Zucker
     407 Arch Bluff
     San Antonio, Texas 78216

     Mr. Zucker, age 56, is Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Trustee/Director of each of the remaining Funds within the USAA Family of Funds.

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     * indicates individual who is deemed to be an "interested person" of the Trust under the Investment Company Act of 1940 (1940 Act) because of his affiliation with IMCO and its affiliates.

     Except as indicated above, the principal occupations and business experience of the nominees for the Board of Trustees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Mr. Roth, Mrs. Dreeben, and Mr. Zucker were elected by the shareholders in October 1995. Dr. Mason and Mr. Davis were appointed by the Trust's Board of Trustees on September 6, 1996, and November 20, 1996, respectively. Neither Mr. Peebles nor Mr. Reimherr are currently members of the Board of Trustees. Each trustee serves until his or her successor is elected and qualified. Each of the nominees has agreed to serve on the Board of Trustees if elected. If any of the nominees is unavailable for election at the time of the Shareholder Meeting, which is not anticipated, the Board of Trustees may vote for other nominees at their discretion.

*    WHAT ARE THE RESPONSIBILITIES OF THE BOARD OF TRUSTEES?

     The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that your Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews your Funds' investment performance as well as the quality of other services provided to your Funds and their shareholders by each of the Funds' service providers, including USAA Investment Management Trust (IMCO) and its affiliates. IMCO acts as the investment adviser to the Funds. IMCO's address is 9800 Fredericksburg Road, San Antonio, Texas 78288. At least annually, the Board of Trustees reviews the fees paid by the Trust for these services and the overall level of your Funds' operating expenses.

*    WHY ARE WE NOW ELECTING NEW MEMBERS OF THE BOARD OF TRUSTEES?

     Under the 1940 Act, the Board of Trustees may fill vacancies on the Board of Trustees or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders. Currently, two of the Trust's seven trustees have not previously been elected by shareholders. Furthermore, Howard L. Freeman, Jr. and John W. Saunders, Jr., each of whom had previously been elected by shareholders, have announced their intention to resign as trustees effective as of December 31, 1999. The Board of Trustees believes it would be in the best interests of shareholders to fill both vacancies resulting from these resignations and, therefore, has nominated Mr. Peebles and Mr. Reimherr to become trustees effective as of January 1, 2000. In light of the fact that only three of the Trust's Trustees will have been elected by shareholders as of such date, it follows that a meeting of shareholders needs to be held to elect Trustees.

     Under the 1940 Act, the Trust is also required to call a meeting of shareholders promptly to elect trustees if at any time less than a majority of the Trustees have been elected by shareholders. By holding a meeting to elect Trustees at this time, the Trust may be able to delay the time at which another shareholder meeting is required for the election of Trustees, which will result in a savings of the costs associated with holding such a meeting.

*    HOW LONG CAN TRUSTEES SERVE ON THE BOARD OF TRUSTEES?

     Pursuant to a policy adopted by the Board of Trustees, each duly elected or appointed trustee will continue to serve as a trustee until the trustee either reaches age 70 or has served ten years in such capacity. A trustee of the Trust may resign or be removed by a vote of the holders of a majority of the outstanding shares of the Funds at any time.

*    DOES USAA OWN SHARES IN ANY OF THE FUNDS?

     As of June 30, 1999, USAA, a Texas reciprocal interinsurance exchange, beneficially owned directly or indirectly through one or more of its affiliates 25,544,232 shares (79.3%) of the Emerging Markets Fund; 303,025 shares (5.2%) of the Income Strategy Fund; 2,456,824 shares (9.7%) of the International Fund; and no shares of the Balanced Strategy Fund, Cornerstone Strategy Fund, GNMA Trust, Gold Fund, Growth and Tax Strategy Fund, Growth Strategy Fund, Treasury Money Market Trust, or World Growth Fund. It is anticipated that shares owned by USAA and its affiliates, as well as any related employee benefit plan(s), will be voted in favor of each of the proposals. The address of USAA and its affiliates is 9800 Fredericksburg Road, San Antonio, Texas 78288.

     As far as is known to the Board of Trustees, as of June 30, 1999, no other person held of record or owned beneficially more than 5% of the voting stock of any of the Funds.

* WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD OF TRUSTEES REPRESENTS SHAREHOLDER INTERESTS?

     The Board of Trustees seeks to represent shareholder interests by:

     * reviewing your Funds' investment performance on an individual basis with your Funds' respective managers;

     * reviewing the quality of the various other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates;

     * discussing with senior management of IMCO steps being taken to address any performance deficiencies;

     * reviewing the fees paid to IMCO and its affiliates to ensure that such fees remain reasonable and competitive with those of the other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     * monitoring potential conflicts between the Funds and IMCO and its affiliates to ensure that the Funds continue to be managed in the best interests of their shareholders; and

     * monitoring potential conflicts among Funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

*    HOW OFTEN DOES THE BOARD OF TRUSTEES MEET?

     The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of your Funds and of the other funds in the USAA Family of Funds. A portion of these meetings is devoted to meetings of various committees of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     Between the meetings of the Board of Trustees and while the Board of Trustees is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board of Trustees. The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board of Trustees. The Audit Committee of the Board of Trustees reviews the financial statements and the auditors' reports and undertakes certain studies and analyses as directed by the Board of Trustees. The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent trustees. SEE FURTHER INFORMATION ABOUT YOUR FUNDS -- COMMITTEES OF THE BOARD OF TRUSTEES.

     During the fiscal year ended May 31, 1999, the Board of Trustees met six times, the Executive Committee met once, the Audit Committee met four times, the Pricing and Investment Committee met three times, and the Corporate Governance Committee met four times. Each trustee attended at least 75% of the total number of meetings of the Board of Trustees and any committee on which he or she served.

*    WHAT ARE THE MEMBERS OF THE BOARD OF TRUSTEES PAID FOR THEIR SERVICES?

     The Trust pays each independent trustee a fee for his or her services. Trustees affiliated with IMCO and its affiliates are not compensated by the Trust for their service on the Board of Trustees. Each independent trustee also receives fees for serving as a trustee/director of the other funds in the USAA Family of Funds. Trustees and committee members are compensated on the basis of an annual retainer of $5,250 for the Trust plus reimbursement for reasonable expenses incurred in attending any meetings of the Board of Trustees or a committee. The fee for attending a regular or special meeting of the Board of Trustees is $1,500. All funds in the USAA Family of Funds meet on a combined basis for regular meetings, and one meeting fee is allocated evenly among the total number of funds represented at the meeting. The fee for serving on one or more committees is $500 per committee. All compensation paid to trustees is used to acquire shares of one or more funds in the USAA Family of Funds under an automatic investment program for trustees. The trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees/directors of other mutual fund companies.

     The fees paid to each trustee by the Trust and by all the funds in the USAA Family of Funds for the fiscal year ended May 31, 1999, are shown below:

                               COMPENSATION TABLE

              PENSION OR         AGGREGATE      ESTIMATED     TOTAL ANNUAL
              RETIREMENT BENEFIT ANNUAL         ANNUAL        COMPENSATION
NAME OF       ACCRUED AS PART    COMPENSATION   BENEFITS UPON FROM THE USAA
THE DIRECTOR  OF FUND EXPENSES   FROM THE FUNDS RETIREMENT    FAMILY OF FUNDS(C)
--------------------------------------------------------------------------------
Robert G. Davis        None (a)     None (b)      None (b)      None (b)
Michael J. C. Roth     None (a)     None (b)      None (b)      None (b)
John W. Saunders, Jr.  None (a)     None (b)      None (b)      None (b)
Barbara B. Dreeben     None (a)     $8,461        None          $30,500
Howard L. Freeman, Jr. None (a)     $8,461        None          $30,500
Robert L. Mason, Ph.D. None (a)     $8,461        None          $30,500
Richard A. Zucker      None (a)     $8,461        None          $30,500

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(a)  No pension or retirement benefits are accrued as part of fund expenses.

(b) Robert G. Davis, Michael J. C. Roth, and John W. Saunders, Jr. are affiliated with the Trust's investment adviser, IMCO, and, accordingly, receive no remuneration from the Trust or any other fund in the USAA Family of Funds.

(c) At May 31, 1999, the USAA Family of Funds consisted of four registered investment companies offering 35 individual mutual funds. Each trustee presently serves as a trustee or director of each investment company in the USAA Family of Funds. In addition, Michael J. C. Roth presently serves as a trustee of USAA Life Investment

     Trust, a registered investment company advised by IMCO, consisting of seven funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company. Mr. Roth receives no compensation as trustee of USAA Life Investment Trust.

     No compensation is paid by any fund to any trustee/director who is a director, officer, or employee of IMCO or its affiliates. As of June 30, 1999, the trustees and their families as a group owned beneficially or of record less than 1% of the outstanding shares of all funds within the USAA Family of Funds.

*    HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE ON THIS PROPOSAL?

     THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES ARE REQUIRED TO ELECT THE NOMINEES TO THE BOARD OF TRUSTEES?

     The nominees for trustees of the Trust receiving the vote of a plurality of the votes cast at a meeting at which a quorum is present shall be elected. Shareholders of all Funds will vote as a single class on the election of trustees.

                                   PROPOSAL II

                      RATIFICATION OF SELECTION OF KPMG LLP
                      AS INDEPENDENT AUDITORS OF THE FUNDS

*    WHY HAS KPMG LLP BEEN SELECTED AS THE INDEPENDENT AUDITORS?

     KPMG LLP, independent auditors (KPMG), has been selected by the Board of Trustees as the auditors of the Funds. KPMG was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services. KPMG also serves as the auditor for IMCO, the other investment companies for which IMCO serves as investment adviser, USAA and its subsidiaries and affiliated companies, and all the other mutual funds in the USAA Family of Funds. KPMG has served as auditors for the Funds since 1984.

*    HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE ON THIS PROPOSAL?

     THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE FUNDS.

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES ARE REQUIRED TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS FOR THE FUNDS?

     A majority of the votes cast at a meeting at which a quorum is present is needed to ratify the selection of the auditors. All shares of the Funds will be voted as a single class of shares.

* WILL A REPRESENTATIVE FROM KPMG BE AVAILABLE AT THE SHAREHOLDER MEETING FOR QUESTIONS?

     Yes. A representative of KPMG is expected to be present at the Shareholder
     Meeting  and  will  be  available  to  make   statements  and  respond  to
     appropriate questions presented by shareholders.

Further Information About Voting and the Shareholder Meeting

QUORUM AND METHODS OF TABULATION. With respect to each proposal, a majority of the shares of the Trust entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Shareholder Meeting. Under Massachusetts law, abstentions do not constitute a vote "for" or "against" a matter but will be included in determining the number of shares outstanding and the number of shares present for purposes of the proposals described herein. Each proposal requires a vote based on the total votes cast. As a result, abstentions will assist the Trust in obtaining a quorum, but will have no effect on the outcome of the proposals. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

In the event a quorum is not present at the Shareholder Meeting or in the event a quorum is present at the Shareholder Meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Shareholder Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of shareholders after consideration of all relevant factors, including the nature of the relevant proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation. One or more of the proposals in this proxy statement may be voted on prior to any adjournment if sufficient votes have been received for a proposal and such vote is otherwise appropriate. With respect to each matter, any such adjournment will require the affirmative vote of a majority of those shares of the Trust present at the Shareholder Meeting in person or by proxy and entitled to vote thereon.

OTHER BUSINESS. The Board of Trustees knows of no other business to be brought before the Shareholder Meeting. However, if any other matters properly come before the Shareholder Meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies on the enclosed proxy card.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, employees of IMCO and/or an outside proxy solicitation service may solicit proxies by telephone. Your Funds may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number IMCO has in its records for their accounts, and would be asked for their social security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The Board of Trustees has adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your Funds may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

REVOCATION OF PROXIES. Proxies, including proxies given on our web site or by telephone, may be revoked at any time before they are voted by a written revocation received by your Funds, by properly executing a later-dated proxy, or by attending the Shareholder Meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT SHAREHOLDER MEETINGS. Under the provisions of a Master Trust Agreement of the Trust, no annual meeting of shareholders is required, and your Funds do not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your Funds within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the trustees. The Trust will assist in communicating to other shareholders about such meeting.

FINANCIAL INFORMATION. YOUR FUNDS WILL FURNISH, WITHOUT CHARGE, TO YOU UPON REQUEST A COPY OF THE FUNDS' ANNUAL REPORTS FOR THEIR MOST RECENT FISCAL YEAR, AND A COPY OF THEIR SEMIANNUAL REPORTS FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUEST MAY BE DIRECTED TO USAA INVESTMENT TRUST, 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TEXAS 78288 OR 1-800-531-8181.

Further Information About Your Funds

COMMITTEES OF THE BOARD OF TRUSTEES. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. Between the meetings of the Board of Trustees and while it is not in session, the Executive Committee may exercise all of the powers of the Board of Trustees in the management of the business of the Trust, which may be delegated to it by the Board of Trustees. The Executive Committee consists of four trustees, currently Messrs. Davis, Roth, Saunders, and Freeman.

The Audit Committee consists of four trustees, currently Messrs. Freeman, Mason, and Zucker, and Mrs. Dreeben, none of whom is an "interested person" of the Trust. The Audit Committee (a) selects an external auditor; (b) reviews and approves and annual audit plan; (c) reviews summaries of financial results; (d) reviews the reports of the auditors; and (e) undertakes such studies and analyses of various matters as shall from time to time be deemed necessary by the Board of Trustees, and makes appropriate recommendations to the Board of Trustees on such matters.

The Pricing and Investment Committee consists of five trustees, currently Messrs. Saunders, Freeman, Mason, and Zucker, and Mrs. Dreeben. The Pricing and Investment Committee (a) acts upon and deals with certain questions, issues, and matters that may arise under Rule 2a-7 and the "Procedures to Stabilize Net Asset Value" adopted by the Trust as it impacts money market funds; and (b) considers and acts upon such investment issues and matters as may be presented relevant to the Funds.

The Corporate Governance Committee consists of all the trustees who are not "interested persons" of the Trust, which presently consists of Messrs. Freeman, Mason, and Zucker, and Mrs. Dreeben. Its purpose is to maintain oversight of the organization and performance of the Board of Trustees; to evaluate the effectiveness of the Board of Trustees, and to ensure that the Board of Trustees conducts itself ethically and in accordance with applicable laws; to establish a policy on its tenure and term limitations for independent trustees; to recommend candidates to fill vacancies for independent trusteeship positions of the Board of Trustees; and to consider and act upon such other issues as may be presented to it by the Board of Trustees.

OFFICERS AND OTHER INFORMATION. In addition to officers that are trustees, the officers of the Trust are as follows:

                                                           YEAR FIRST
NAME AND AGE                    OFFICE                  ELECTED TO OFFICE
------------                    ------                  -----------------
Michael D. Wagner (51)          Secretary                     1983
Alex M. Ciccone (49)            Assistant Secretary           1995
Mark S. Howard (35)             Assistant Secretary           1997
Sherron A. Kirk (54)            Treasurer                     1992
Caryl Swann (51)                Assistant Treasurer           1998

Due to their affiliation with the Trust's investment adviser, IMCO, the Trust's officers receive no compensation from the Trust for their services.

In addition to the previously listed trustees and/or officers of the Trust who also serve as directors and/or officers of IMCO, the following individuals are directors and/or executive officers of IMCO: Carl W. Shirley, Senior Vice President, Insurance Trust Portfolios; and John J. Dallahan, Senior Vice
President, Investment Services. There are no family relationships among the trustees, officers, and managerial level employees of the Trust or IMCO.

26858-0899

USAA  USAA
EAGLE INVESTMENT
LOGO  MANAGEMENT
      COMPANY

PROXY SERVICES
P.O. BOX 9162
FARMINGDALE, NY  11735-9858

[SHAREHOLDERS ADDRESS APPEARS HERE]


                              USAA INVESTMENT TRUST
    Balanced Strategy Fund, Cornerstone Strategy Fund, Emerging Markets Fund,
           GNMA Trust, Gold Fund, Growth Strategy Fund, Growth and Tax
            Strategy Fund, Income Strategy Fund, International Fund,
                Treasury Money Market Trust and World Growth Fund
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                        PROXY FOR THE SHAREHOLDER MEETING
              2:00p.m., Central Standard Time, on October 15, 1999

The undersigned hereby appoints Michael J.C. Roth, John W. Saunders, Jr., and Howard L. Freeman, Jr., and each of them, with full power of substitution, as proxies of the undersigned to vote all shares that the undersigned is entitled in any capacity to vote at the above-stated shareholder meeting, and at any and all adjournments or postponements thereof (the "Shareholder Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Shareholder Meeting and upon such other matters as may properly be brought before the Shareholder Meeting. This proxy revokes all prior proxies given by the undersigned.

In lieu of completing,  signing, and mailing this proxy card, you may cast your
votes  by   calling toll-free  1-800-690-6903  or  accessing  the  web  site at
www.proxyvote.com.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and II. All ABSTAIN votes will be counted only in determining the existence of a quorum at the Shareholder Meeting.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      TRUSTEES WITH RESPECT TO THE FUNDS.

                  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR
                              PROPOSALS I and II.

                                CONTROL NUMBER [            ]
                                ACCOUNT NUMBER [            ]

To vote by Telephone

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Call 1-800-690-6903
3) Enter the 12-digit control number set for the on the Proxy card and follow the simple instructions.

To vote by Internet

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to web site www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

The appointed proxies will vote on any other business as may properly come before the Shareholder Meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE, AND MAIL YOUR PROXY CARD PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE                           KEEP THIS PORTION
OR BLACK INK AS FOLLOWS.                         USAAIT      FOR YOUR RECORDS
-------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.         DETACH AND RETURN
                                                             THIS PORTION ONLY
_______________________________________________________________________________

[FUND NAME APPEARS HERE]

Vote On Trustees                                  FOR  WITHHOLD  FOR ALL
                                                  ALL     ALL    EXCEPT
  I. Election of Messrs. 01)Davis,
     02)Roth, 03)Peebles, 04)Reimherr,            [ ]    [ ]      [ ]
     05)Zucker, 06)Dr. Mason, 07)Mrs.
     Dreeben to the Board of Trustees
     of USAA Investment Trust.

                                  To withhold authority to vote, mark "For All
                                  Except" and write the nominee's number on the line below.

                                  _____________________________________________

Vote On Proposal
                                                  FOR  AGAINST  ABSTAIN
 II. Ratification of the selection of
     KPMG LLP as the independent                  [ ]    [ ]      [ ]
     auditors of the Funds.

Receipt of the Notice of Meeting and the Proxy Statement, dated August 19, 1999, is hereby acknowledged.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.)
 ______________________________________          _____________________________
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Signature(PLEASE SIGN WITHIN BOX)   DATE        Signature(Joint Owners)    DATE
_______________________________________________________________________________